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                     COHEN & STEERS REALTY FOCUS FUND, INC.

April 27, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Realty Focus Fund for the quarter ended March 31, 2005. The net asset values per share at that date were $49.93, $49.79, and $49.81 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $50.09. Regular dividends are reviewed semiannually; therefore, no dividend was declared for the quarter.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Realty Focus Fund had a total return, based on income and change in net asset value, of -5.7% for Class A shares. Class B and C shares both returned -5.9% for the quarter. Class I shares returned -5.5%(a). This compares to the NAREIT Equity REIT Index's(b) total return of -7.1%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    Over the past several quarters we have focused on the rebound in real estate fundamentals when determining the outlook for real estate stocks. The performance of real estate stocks during the past two years, in our view, demonstrates that the market has come to appreciate the budding turnaround in property occupancies and rents.

    More recently, however, forces outside the real estate industry have begun to shape the behavior of the REIT and broader markets. Headwinds have started to blow, perhaps not hard enough to endanger the U.S. economic and real estate recoveries, but sufficient enough, we believe, to slow their pace and generate upheaval in some segments of the economy.

    The financial press has invoked a laundry list of concerns, including the trade deficit, the federal budget deficit, the over-consuming and financially stretched consumer, a housing bubble and fears of higher long-term interest rates. Our belief is that most of these are not immediately threatening. Our unease rests largely with rising oil prices and with the Federal Reserve's persistent monetary tightening. As the Fed reverses the accommodative monetary stance that returned the economy to a normal growth trajectory, we believe economic growth should moderate until these interest rate increases work their way through the system. The flattening yield curve (short-term and long-term interest rates almost equal) is hinting at this, as it typically does.

    REIT share prices have fallen farther than most of the broader equity market indexes, in an abrupt turnaround from last year. Health care, which had a -11.2% total return, was the worst performing property sector in the first quarter -- not surprising given that, unlike most types of real estate, flattish lease terms tend to make

-------------------
(a) Fund performance does not take into account sales charges and performance would have been lower if such charges were included.
(b) The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

this group more interest rate-sensitive. Industrial and mixed office/industrial REITs, returning -10.5% and -9.7%, respectively, were the next worst performing groups. Apparent profit taking in the first quarter made some of the best performing stocks last year the worst performers. Essex Property Trust, an apartment REIT, and two mall companies, Mills Corporation and Macerich Company, were among the poorest performing stocks in our portfolio, returning -16.6%, -16.1% and -14.2%, respectively. Stock selection in the regional mall sector was the largest detractor from our relative performance.

    Self storage was the best performing property type in the quarter with a 0.8% total return. Our overweight in this sector contributed to our outperformance. Public Storage, which returned 2.9%, was one of our best performing stocks. Our overweight in the office sector, which returned -3.3%, driven in our view by the sustained recovery in office fundamentals, also contributed significantly to our relative performance. One of our best performing investments in this sector was Brookfield Properties with a total return of 3.4%, as the value of its mostly New York City office portfolio became apparent through sales of nearby buildings at very high prices. Our stock selection in the hotel sector was the second greatest contributor to our relative performance as fundamentals for luxury hotels in major urban areas continue to accelerate rapidly. Starwood Hotels & Resorts was our best performing hotel investment during the quarter, returning 2.8%. Alexander's and Forest City were the best performing stocks in the portfolio overall, with total returns of 12.3% and 11.0%, respectively. Both these companies benefited from the delivery of significant new property developments, the values of which are greater than investors had anticipated.

    Our view of why REIT share prices declined during the quarter is distinct from popular perception, and hence our outlook for the future is different as well. The conventional wisdom surrounding REITs is that their outperformance compared to the broader markets during the past five years necessitates that they are now overvalued. Additionally, many believe that interest rates are a key determinant of REIT stock prices and that the rise in interest rates will cause REITs to underperform -- despite historical evidence to the contrary. Finally, many fear that a continual rise in interest rates will burst the real estate 'bubble' -- a condition which, we believe, may exist in some overheated single-family housing markets but certainly not among commercial property types.

    Our perspective is somewhat different. We believe REITs' substantial outperformance in 2004 resulted in many individuals and institutions being over-allocated to the REIT asset class at the beginning of 2005, precipitating some re-balancing of portfolios away from REITs. Many investors have reduced their REIT holdings, which we believe reflects the dispassionate, disciplined re-allocation by long-time REIT investors. Perhaps a more simple explanation is that, after strong returns, investors merely took profits, in a financial market environment that already was subject to overall poor investor sentiment, as manifested by the chart below of short interest in a key REIT index trading vehicle:

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

SHORT INTEREST IN THE ISHARES TRUST DOW JONES REAL ESTATE INDEX FUND

                              [PERFORMANCE GRAPH]

                                                       Shares
                                                    in Millions
                                                    -----------
                Mar 03............................     363,715
                Apr 03............................     332,224
                May 03............................     199,546
                Jun 03............................     239,184
                Jul 03............................     265,217
                Aug 03............................     381,704
                Sep 03............................     463,035
                Oct 03............................     728.244
                Nov 03............................     691,576
                Dec 03............................     703,719
                Jan 04............................     998,319
                Feb 04............................     800,266
                Mar 04............................     852,465
                Apr 04............................   1,692,937
                May 04............................   3,092,368
                Jun 04............................   4,103,215
                Jul 04............................   2,696,120
                Aug 04............................   3,947,503
                Sep 04............................   3,179,991
                Oct 04............................   4,085,173
                Nov 04............................   3,519,381
                Dec 04............................   6,047,286
                Jan 05............................   6,557,436
                Feb 05............................   6,184,979
                Mar 05............................   8,865,073

    As this chart demonstrates, short interest in REITs has increased. As any student of behavioral finance will recall, a peaking of short interest is typically a bullish contrarian indicator. It is interesting to note that as interest rate fears and talk of housing bubbles reached a fevered pitch in March, and as the level of short interest in REITs increased dramatically, the REIT index held and did not break its late January low.

    In the meantime, despite this choppy period in the market for REITs, many companies took advantage of expanding acquisition opportunities. We believe that most commercial property types are in recovery in most regions of the U.S., and that REITs, in response, are beginning to expand their portfolios more rapidly. The flow of real estate assets from private hands to public companies has accelerated dramatically in the last quarter. Announcements of billion dollar acquisitions have become routine. However, in contrast to the mid-1990s when REITs made huge volumes of acquisitions and issued large amounts of common stock to pay for them, today's acquisitions appear to be financed largely with lower cost capital. In the first quarter alone, REITs announced purchases of over $10 billion of privately held real estate while raising only $1.3 billion of equity capital. These acquisitions can potentially enhance their growth rates and have increased the scope of property portfolios they control.

INVESTMENT OUTLOOK

    Many investors seem to be concerned that we are inevitably headed for a REIT bear market similar to the one that began in 1998. However, in early 1998, real estate fundamentals peaked after accelerating for six years. Buildings were full and a construction boom was underway. Valuations were excessive -- REITs traded at a 25% premium to the value of their underlying real estate assets -- and investor sentiment was positive. None of these conditions exist today, in our view.

    We believe that investors may want to consider the environment REITs faced in the 1994 period. The Fed had aggressively raised short-term interest rates from 3% to 5.5% by year-end, removing the accommodative monetary stimulus that had jump-started the economy out of the early-1990s recession. The rate of GDP growth and job growth slowed from white-hot levels to more sustainable levels and the economic expansion was able to

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

sustain itself for another six years as a result. As the stock market began to incorporate expectations for a slowing economy, REIT returns moderated in 1994, to just 3.2% (the S&P 500 returned 1.3% in 1994), after generating average annual total returns of 23% the prior three years. As the economy stabilized after this 'mid-course correction,' REITs went on to generate an average return of 24% annually for the next three years.

    While the Fed's current tightening cycle will inevitably cause some dislocations, and while economic growth may slow somewhat in the near term, we believe we are still at the beginning of a recovery in most real estate markets. REIT earnings growth, in our view, may not accelerate as quickly, near-term, although as the economy undergoes this correction, we believe there will be continued healthy growth. Very little new construction is underway and we believe replacement costs -- the long run determinant of real estate value -- will continue to rise with raw material costs. Vacancy rates have declined while effective rents have risen, a trend that we believe will continue. We therefore expect REITs to enjoy a strong period of internal growth, even without the benefit of new property acquisitions. In addition, we believe profitable acquisition and development opportunities exist for the skilled players who can access inexpensive capital.

    By our estimates, REIT stocks are trading at approximately the value of their underlying assets. However, the most recent round of real estate asset sales would suggest that our estimates of asset value might be too low. It seems unusual at this stage in the cycle that REITs should trade at or below asset value, when, as we believe, fundamentals are improving and growth opportunities are plentiful. As a result we believe that REIT investments will continue to deliver competitive total returns.

Sincerely,

  MARTIN COHEN                             ROBERT H. STEERS
  MARTIN COHEN                             ROBERT H. STEERS
  President                                Chairman

  JOSEPH M. HARVEY                         JAMES S. CORL
  JOSEPH M. HARVEY                         JAMES S. CORL
  Portfolio Manager                        Portfolio Manager

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                     COHEN & STEERS REALTY FOCUS FUND, INC.


--------------------------------------------------------------------------------
              VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------









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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                                 MARCH 31, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                  MARKET        % OF
     SECURITY                                                     VALUE      NET ASSETS
     --------                                                   ----------   ----------
 1.  Boston Properties........................................  $5,288,194      6.73%
 2.  Shurgard Storage Centers.................................   4,704,504      5.99
 3.  Taubman Centers..........................................   4,144,356      5.27
 4.  Forest City Enterprises..................................   3,764,200      4.79
 5.  Sun Communities..........................................   3,114,600      3.96
 6.  Host Marriott Corp.......................................   3,078,504      3.92
 7.  Maguire Properties.......................................   3,051,864      3.88
 8.  BRE Properties...........................................   2,728,690      3.47
 9.  Kilroy Realty............................................   2,712,333      3.45
10.  Brookfield Properties....................................   2,621,850      3.34

                                SECTOR BREAKDOWN
                             (Based on Net Assets)
                                  (Unaudited)

                                  [PIE CHART]

            Office/Industrial........................  38.05%
            Residential..............................  18.89%
            Shopping Center..........................  15.85%
            Self Storage.............................   9.53%
            Hotel....................................   9.13%
            Cash & Other Assets in
             Excess of Liabilities...................   3.47%
            Health Care..............................   2.84%
            Diversified..............................   2.24%

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2005 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES        VALUE
                                                             ---------     -----------
EQUITIES                                            96.53%(a)
    DIVERSIFIED                                      2.24%
         Alexander's(b)....................................      4,200     $ 1,014,300
         Colonial Properties Trust.........................     19,400         745,154
                                                                           -----------
                                                                             1,759,454
                                                                           -----------
    HEALTH CARE                                      2.84%
         Ventas............................................     89,500       2,233,920
                                                                           -----------
    HOTEL                                            9.13%
         Hilton Hotels Corp. ..............................     89,900       2,009,265
         Host Marriott Corp. ..............................    185,900       3,078,504
         Starwood Hotels & Resorts Worldwide...............     34,700       2,083,041
                                                                           -----------
                                                                             7,170,810
                                                                           -----------
    INDUSTRIAL                                       6.96%
         AMB Property Corp. ...............................     51,500       1,946,700
         Catellus Development Corp. .......................     83,200       2,217,280
         ProLogis..........................................     35,100       1,302,210
                                                                           -----------
                                                                             5,466,190
                                                                           -----------
    OFFICE                                          31.09%
         American Financial Realty Trust...................    105,400       1,542,002
         Boston Properties.................................     87,800       5,288,194
         Brookfield Properties Corp. ......................     68,100       2,621,850
         CarrAmerica Realty Corp. .........................     55,700       1,757,335
         Forest City Enterprises...........................     59,000       3,764,200
         Kilroy Realty Corp. ..............................     66,300       2,712,333
         Maguire Properties................................    127,800       3,051,864
         SL Green Realty Corp. ............................     41,600       2,338,752
         Thomas Properties Group(b)........................    109,300       1,353,134
                                                                           -----------
                                                                            24,429,664
                                                                           -----------

-------------------
(a) Percentages indicated are based on the net assets of the fund.
(b) Nonincome producing security.

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                              NUMBER
                                                             OF SHARES        VALUE
                                                             ---------     -----------
    RESIDENTIAL                                     18.89%
       APARTMENT                                    11.69%
         AvalonBay Communities.............................     17,400     $ 1,163,886
         BRE Properties....................................     77,300       2,728,690
         Essex Property Trust..............................     32,600       2,252,660
         GMH Communities...................................    111,000       1,299,810
         Post Properties...................................     56,100       1,741,344
                                                                           -----------
                                                                             9,186,390
                                                                           -----------
       MANUFACTURED HOME                             7.20%
         Affordable Residential Communities................    201,100       2,543,915
         Sun Communities...................................     87,000       3,114,600
                                                                           -----------
                                                                             5,658,515
                                                                           -----------
         TOTAL RESIDENTIAL.................................                 14,844,905
                                                                           -----------
    SELF STORAGE                                     9.53%
         Extra Space Storage...............................     55,600         750,600
         Public Storage....................................     35,700       2,032,758
         Shurgard Storage Centers..........................    114,800       4,704,504
                                                                           -----------
                                                                             7,487,862
                                                                           -----------
    SHOPPING CENTER                                 15.85%
       COMMUNITY CENTER                              2.13%
         Federal Realty Investment Trust...................     34,700       1,677,745
                                                                           -----------
       REGIONAL MALL                                13.72%
         Macerich Company..................................     40,800       2,173,824
         Mills Corp........................................     41,600       2,200,640
         Simon Property Group..............................     37,300       2,259,634
         Taubman Centers...................................    149,400       4,144,356
                                                                           -----------
                                                                            10,778,454
                                                                           -----------
         TOTAL SHOPPING CENTER.............................                 12,456,199
                                                                           -----------
              TOTAL EQUITIES
                (Identified cost -- $70,085,490)...........                 75,849,004
                                                                           -----------

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2005 (UNAUDITED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                                                ----------     -----------
COMMERCIAL PAPER
         Prudential FDG Corp., 2.12%, due 04/01/2005   1.93%
            (Identified cost -- $1,518,000).......              $1,518,000     $ 1,518,000
                                                                ----------     -----------
TOTAL INVESTMENTS (Identified
  cost -- $71,603,490)............................     98.46%                   77,367,004(a)
OTHER ASSETS IN EXCESS OF LIABILITIES.............      1.54%                    1,209,165
                                                      ------                   -----------
NET ASSETS........................................    100.00%                  $78,576,169
                                                      ------                   -----------
                                                      ------                   -----------

-------------------
(a) At March 31, 2005, net unrealized appreciation was $5,763,514 based on cost for federal income tax purposes of $71,603,490. This consisted of aggregate gross unrealized appreciation on investments of $7,412,684 and aggregate gross unrealized depreciation on investments of $1,649,170.

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                                       9




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           MARCH 31, 2005 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $ 3,790,898
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       75,930
                                                              -----------
    Net asset value and redemption price per share..........  $     49.93
                                                              -----------
                                                              -----------
    Maximum offering price per share ($49.93[div]0.955)(a)..  $     52.28
                                                              -----------
                                                              -----------
CLASS B SHARES:
    NET ASSETS..............................................  $   785,507
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       15,775
                                                              -----------
    Net asset value and offering price per share(b).........  $     49.79
                                                              -----------
                                                              -----------
CLASS C SHARES:
    NET ASSETS..............................................  $ 4,774,130
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................       95,843
                                                              -----------
    Net asset value and offering price per share(b).........  $     49.81
                                                              -----------
                                                              -----------
CLASS I SHARES:
    NET ASSETS..............................................  $69,225,634
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    1,381,968
                                                              -----------
    Net asset value, offering and redemption price per
       share................................................  $     50.09
                                                              -----------
                                                              -----------

-------------------
(a) On investments of $100,000 or more, the offering price is reduced.
(b) Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                            FINANCIAL HIGHLIGHTS (a)
                           MARCH 31, 2005 (UNAUDITED)

                                                                                                  NET ASSET VALUE
                                                      NET ASSETS                                     PER SHARE
                                  --------------------------------------------------   -------------------------------------
                                   CLASS A      CLASS B     CLASS C       CLASS I      CLASS A   CLASS B   CLASS C   CLASS I
                                  ----------   ---------   ----------   ------------   -------   -------   -------   -------
NET ASSET VALUE:
Beginning of period: 12/31/04...  $3,114,572   $ 741,018   $3,034,411   $ 70,205,790   $52.96    $52.92    $52.93    $53.00
                                  ----------   ---------   ----------   ------------   ------    ------    ------    ------
   Net investment income........      12,676       1,966       12,524        266,190     0.17      0.12      0.13      0.19
   Net realized and unrealized
     loss on investments........    (196,307)    (44,201)    (218,965)    (4,325,356)   (3.20)    (3.25)    (3.25)    (3.10)

   Capital stock transactions:
       Sold.....................   1,853,184     192,986    2,421,675     14,957,076
       Redeemed.................    (993,227)   (106,262)    (475,515)   (11,878,066)
                                  ----------   ---------   ----------   ------------   ------    ------    ------    ------
Net increase/decrease in net
 asset value....................     676,326      44,489    1,739,719       (980,156)   (3.03)    (3.13)    (3.12)    (2.91)
                                  ----------   ---------   ----------   ------------   ------    ------    ------    ------
End of period: 3/31/2005........  $3,790,898   $ 785,507   $4,774,130   $ 69,225,634   $49.93    $49.79    $49.81    $50.09
                                  ----------   ---------   ----------   ------------   ------    ------    ------    ------
                                  ----------   ---------   ----------   ------------   ------    ------    ------    ------

-------------------
(a) Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

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                     COHEN & STEERS REALTY FOCUS FUND, INC.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS I
                   (PERIODS ENDED MARCH 31, 2005) (UNAUDITED)

                                              SINCE INCEPTION
                      ONE YEAR   FIVE YEARS      (5/8/97)
                      --------   ----------   ---------------
                       18.46%      19.38%         13.64%

Returns on the fund's other share classes will be lower because of higher expenses and sales charges. The fund's advisor has agreed to waive fees and/or reimburse expenses through December 31, 2005. Without this arrangement, returns would have been lower.

During the periods presented, the advisor has waived expenses and/or reimbursed fees to limit the overall expenses of the fund. Absent such waivers and reimbursements, returns would have been lower.

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund as of the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com.

                               OTHER INFORMATION

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       12




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                     COHEN & STEERS REALTY FOCUS FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                 FOR TOTAL RETURN:                                    FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX


             FOR HIGH CURRENT INCOME:                            FOR CAPITAL APPRECIATION:

                  COHEN & STEERS                                       COHEN & STEERS
                REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX


                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:

                  COHEN & STEERS                                      COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
            INFORMATION ABOUT THE FUND. PLEASE READ THE PROSPECTUS
                          CAREFULLY BEFORE INVESTING.

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                                       13

--------------------------------------------------------------------------------
                     COHEN & STEERS REALTY FOCUS FUND, INC.

OFFICERS AND DIRECTORS                     KEY INFORMATION

Robert H. Steers                           INVESTMENT ADVISOR
Director and chairman                      Cohen & Steers Capital Management, Inc.
                                           757 Third Avenue
Martin Cohen                               New York, NY 10017
Director and president                     (212) 832-3232

Bonnie Cohen                               FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                   State Street Bank and Trust Company
                                           225 Franklin Street
George Grossman                            Boston, MA 02110
Director
                                           TRANSFER AGENT
Richard E. Kroon                           Boston Financial Data Services, Inc.
Director                                   66 Brooks Drive
                                           Braintree, MA 02184
Richard J. Norman                          (800) 437-9912
Director
                                           LEGAL COUNSEL
Frank K. Ross                              Simpson Thacher & Bartlett LLP
Director                                   425 Lexington Avenue
                                           New York, NY 10017
Willard H. Smith Jr.
Director                                   DISTRIBUTOR
                                           Cohen & Steers Securities, LLC
C. Edward Ward, Jr.                        757 Third Avenue
Director                                   New York, NY 10017

James S. Corl                              Nasdaq Symbol: Class A -- CSFAX
Vice president                                                  B -- CSFBX
                                                                C -- CSFCX
Adam Derechin                                                   I --  CSSPX
Vice president and assistant treasurer
                                           Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                             This report is authorized for delivery
                                           only to shareholders of Cohen & Steers
John McLean                                Realty Focus Fund, Inc. unless
Chief compliance officer                   accompanied or preceded by the
                                           delivery of a currently effective
Lawrence B. Stoller                        prospectus setting forth details of
Assistant secretary                        the fund. Past performance, of course,
                                           is no guarantee of future results and
                                           your investment may be worth more or
                                           less at the time you sell.


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                                       14

                                COHEN & STEERS
                               ----------------
                               REALTY FOCUS FUND


                                QUARTERLY REPORT
                                 MARCH 31, 2005

COHEN & STEERS
REALTY FOCUS FUND
757 THIRD AVENUE
NEW YORK, NY 10017

ANNOUNCING OUR NEW OPEN-END FUND, COHEN & STEERS INTERNATIONAL
REALTY FUND


                           STATEMENT OF DIFFERENCES

The division sign shall be expressed as..................................  [div]